UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2022

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Joint Press Release

On November 1, 2022, Benefitfocus, Inc. (the “Company”) and Voya Financial, Inc. (“Parent”) issued a joint press release announcing their entry into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Parent, and Origami Squirrel Acquisition Corp, a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “will,” “plan,” “project,” “seek,” “should,” “target,” “would,” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management.

Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approval required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on the Company’s customers, suppliers, business relationships, operating results and business generally; (iv) the risk that the proposed acquisition disrupts the Company’s current plans and operations and the potential difficulties in the Company’s employee retention as a result of the proposed acquisition; (v) the risk related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against the Company or its directors or officers related to the proposed acquisition or the merger agreement between the parties to the proposed acquisition; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition; (viii) the risk that the proposed acquisition will not be consummated in a timely manner; (ix) macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond the Company’s control; and (x) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended December 31, 2021 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed acquisition, the Company will file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A and other relevant documents. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from the Company. Such documents are not currently available.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 9, 2022. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed acquisition when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated November 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFITFOCUS, INC.

Date: November 2, 2022	By:	/s/ Alpana Wegner
Name: Alpana Wegner
Title: Chief Financial Officer